Exhibit 99.1

MEDIA CONTACT:

Farley Kern

312 780 5506

farley.kern@hyatt.com

INVESTOR CONTACT:

Atish Shah

312 780 5427

atish.shah@hyatt.com

HYATT TO ACQUIRE THE PEABODY ORLANDO

Hyatt Regency Orlando Convention Center will strengthen Hyatt’s position in a key market

CHICAGO (August 28, 2013) – Hyatt Hotels Corporation (NYSE: H) today announced that a wholly owned Hyatt subsidiary plans to purchase the 1,641-room Peabody Orlando hotel for $717 million from UST Hotel Joint Venture, Ltd., comprised of affiliates of Belz Enterprises and Estein & Associates USA, Ltd. The transaction is expected to close on October 1, 2013, and the hotel will be rebranded as Hyatt Regency Orlando Convention Center upon closing.

“This transaction brings us a very high-quality hotel in one of the most popular cities in the world and enhances the Hyatt Regency brand – already a leader in meetings and conventions – with a presence adjacent to one of the largest convention facilities in the U.S.,” said Stephen Haggerty, global head, real estate and capital strategy for Hyatt. “We are confident that we will be able to build on the strong performance of this property through the depth and breadth of our relationships with meeting planners and corporate travel managers and the global strength of our brand. Orlando, the second largest hotel market in the United States, continues to benefit from strong demand from a variety of different types of guests. The strong base of business booked at the Orange County Convention Center over the coming years demonstrates the attractiveness of the market to associations and corporate groups. The overall number of visitors to Orlando continues to increase and it remains one of the most visited vacation destinations. This addition to the Hyatt Regency portfolio will create value for the company in multiple ways and is consistent with our strategy of applying our capital to increase our brand presence in key markets.”

Hyatt Regency Orlando Convention Center will be the sixth Hyatt-branded hotel in Orlando, but the first large convention hotel presence for Hyatt in the market. The property will be a significant addition to the Hyatt Regency brand, which is well known for extensive meetings facilities around the world. With more than 200,000 square feet of meeting space – and with over two million square feet of space in the Orange County Convention Center to which the hotel is attached – the hotel will offer the most meeting space of any Hyatt Regency hotel in the U.S. and will position the company to compete successfully for in-house group business in addition to citywide convention business.

The hotel is in excellent condition and enjoys a strong reputation among meeting planners and guests. Because the hotel recently completed a nearly $440 million multi-year expansion and renovation, Hyatt does not plan to invest significant capital in the near future.

Hyatt expects the hotel to generate approximately $10 million of EBITDA in the fourth quarter of 2013 and approximately $55 million of EBITDA in 2014.

The closing of the transaction is subject to the satisfaction of customary closing conditions. The purchase price is subject to closing adjustments.

About Hyatt Hotels Corporation

Hyatt Hotels Corporation, headquartered in Chicago, is a leading global hospitality company with a proud heritage of making guests feel more than welcome. Thousands of members of the Hyatt family strive to make a difference in the lives of the guests they encounter every day by providing authentic hospitality. The Company’s subsidiaries manage, franchise, own and develop hotels and resorts under the Hyatt®, Park Hyatt®, Andaz®, Grand Hyatt®, Hyatt Regency®, Hyatt Place® and Hyatt House® brand names and have locations on six continents. Hyatt Residential Group, Inc., a Hyatt Hotels Corporation subsidiary, develops, operates, markets or licenses Hyatt ResidencesTM and Hyatt Residence ClubTM. As of June 30, 2013, the Company’s worldwide portfolio consisted of 524 properties in 46 countries. For more information, please visit www.hyatt.com.

About Belz Enterprises (a trade name used by various business entities)

Belz Enterprises is a multifaceted real estate development and investment company located in Memphis, Tennessee. The company will continue to own and manage The Peabody hotel in Memphis, Tennessee. The Peabody Memphis, a 464-room luxury hotel, is just completing a comprehensive renovation. The historic hotel, considered to be the cornerstone of the redevelopment of downtown Memphis, has been owned since 1975 by the Belz family who restored and has operated it since its 1981 reopening.

About Estein & Associates USA, Ltd.

Estein & Associates USA, Ltd., and its affiliates (“E&A”), based in Orlando, Florida, have been in business since 1974 and have been investing in real estate in the United States since 1978. As equity partners, E&A typically invests in joint ventures with US developers and operators in all asset classes including hotels, office buildings, land, industrial properties, multifamily housing, etc. More recent investments include the 610-room JW Marriott Chicago, the 500 West Madison office building known as Citicorp Center in Chicago, and residential land on the Hudson River across from Manhattan. Since its inception, E&A has invested over $5 billion.

Forward-Looking Statements

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the expected EBITDA contribution of the hotel and financial performance, the anticipated timing of the closing of the transaction, our plans, strategies, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, among others, the parties’ ability to consummate the transaction; the results and impact of the announcement on the transaction; the timing for satisfying the conditions to the completion of the transaction; the parties’ ability to meet expectations regarding the timing and completion of the transaction; the occurance of any event, change or other circumstance that could give rise to the termination of the transaction; rating agency downgrades; general economic uncertainty in key global markets; the rate and pace of economic recovery following economic downturns; levels of spending in business and leisure segments as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to group bookings; our ability to successfully achieve certain levels of operating profit at hotels that have performance guarantees with our third-party owners; the impact of hotel renovations; loss of key personnel, including as a result of our organizational realignment; hostilities, including future terrorist attacks, or fear of hostilities that affect travel; travel-related accidents; changes in the tastes and preferences of our customers; relationships with associates and labor unions and changes in labor law; the financial condition of, and our relationships with, third-party property owners, franchisees and hospitality venture partners; if our third-party owners, franchisees or development partners are unable to access the capital necessary to fund current operations or implement our plans for growth; risk associated with potential acquisitions and dispositions and the introduction of new brand concepts; changes in the competitive environment in our industry and the markets where we operate; outcomes of legal proceedings; changes in federal, state, local or foreign tax law; foreign exchange rate fluctuations or currency restructurings; general volatility of the capital markets; our ability to access the capital markets; and other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, which filings are available from the SEC. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.